UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 8, 2007
Bio-Imaging Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-11182	11-2872047

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

826 Newtown-Yardley Road, Newtown, PA		18940

(Address of Principal Executive Offices)		(Zip Code)
(267) 757-3000
(Registrant’s telephone number,
including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
PRESS RELEASE

Item 2.02. Results of Operations and Financial Condition.
     On August 8, 2007, Bio-Imaging Technologies, Inc., a Delaware corporation (the “Company”), issued a press release to report the Company’s financial results for the quarter ended June 30, 2007. The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.
     The information in this current report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Bio-Imaging Technologies, Inc. dated August 8, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIO-IMAGING TECHNOLOGIES, INC.
Dated: August 8, 2007	By:	/s/ Mark L. Weinstein
		Name:	Mark L. Weinstein
		Title:	President and Chief Executive Officer